Exhibit 10.24
EXECUTION COPY
FIFTH AMENDMENT
(Term Loan Agreement)
     THIS FIFTH AMENDMENT, dated as of March 15, 2007 (this “Amendment”), to the Term Loan Agreement, dated as of July 31, 2003 (as amended, the “Term Loan Agreement”), among Wheeling-Pittsburgh Corporation, a Delaware corporation (“Holdings”), Wheeling-Pittsburgh Steel Corporation, a Delaware corporation (the “Borrower”), the Lenders parties to the Term Loan Agreement, the Documentation Agent and Syndication Agent named therein, Royal Bank of Canada, as administrative agent (in such capacity, the “Administrative Agent”), the Emergency Steel Loan Guarantee Board (the “Federal Guarantor”) and the West Virginia Housing Development Fund (the “State Guarantor”).
W I T N E S S E T H :
     WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent, the Federal Guarantor and the State Guarantor are parties to the Term Loan Agreement;
     WHEREAS, the Borrower has requested certain amendments to the Term Loan Agreement as set forth herein; and
     WHEREAS, the Administrative Agent, the Lenders and the Federal Guarantor are willing to agree to such amendments, in each case subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:
     Section 1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Term Loan Agreement.
     Section 2. Amendments to Definitions.
     (a) The definitions of the following terms set forth in Section 1.1 of the Term Loan Agreement are hereby amended to read in full as follows:
“Consolidated Fixed Charges”: for any period, the sum (without duplication) of (a) Consolidated Interest Expense for such period, (b) Consolidated Lease Expense for such period, (c) scheduled payments made during such period on account of principal of Indebtedness of Holdings or any of its Subsidiaries (including scheduled principal payments in respect of the Loans other than prepayments of such scheduled payments funded by the Principal Prepayment), (d) income taxes paid or payable in cash with respect to such period, and (e) Restricted Payments made during such period.
“Continuing Directors”: the directors of Holdings on the Fifth Amendment Effective Date and, upon consummation of the Esmark Transaction, the directors of Holdings after giving effect to the Esmark Transaction, and each other director, if, in each case, such other director’s nomination for election to the board of directors of Holdings is recommended by at least a majority of the then Continuing Directors.
“Maturity Date”: August 1, 2010 or, in the event the Esmark Transaction is consummated, the later of April 1, 2008 and the date of such consummation.
“Ratio and Compliance Certificate”: a certificate duly executed by a Responsible Officer substantially in the form of Exhibit B, provided that the Borrower shall be required to provide the information referred to in paragraph 4 thereof only to the extent and for the periods with respect to which the provisions of Section 6.1 apply.
     (b) The following definitions are hereby inserted in Section 1.1 of the Term Loan Agreement in the appropriate alphabetical order:
“Convertible Promissory Notes”: those certain Senior Subordinated Unsecured Convertible Promissory Notes issued by Holdings in the aggregate principal amount of $50,000,000 pursuant to, and in substantially the form attached to, that certain Note Purchase Agreement dated as of March 15, 2007, between Holdings and each investor a party thereto.
“Esmark”: Esmark Incorporated, a Delaware corporation.
“Esmark Merger Subsidiary”: Clayton Merger, Inc., a Delaware corporation and a Wholly-Owned Subsidiary of New Holdings.
“Esmark Transaction”: collectively, the transactions contemplated by the Esmark Transaction Agreement, including (without limitation) (a) the formation of New Holdings and its Wholly-Owned Subsidiaries, Holdings Merger Subsidiary and Esmark Merger Subsidiary, (b) the merger of Holdings Merger Subsidiary with and into Holdings, (c) the merger of Esmark Merger Subsidiary with and into Esmark, and (d) the issuance of common stock of New Holdings and the other merger consideration provided in the Esmark Transaction Agreement to the holders of common stock of Holdings and the holders of the common stock of Esmark and the Series A convertible preferred stock of Esmark, such that after giving effect to such transactions, Holdings and Esmark will be Wholly-Owned Subsidiaries of New Holdings.
“Esmark Transaction Agreement”: that certain Agreement and Plan of Merger and Combination dated as of March 15, 2007, among New Holdings, Holdings, Holdings Merger Subsidiary, Esmark and Esmark Merger Subsidiary.
“Excluded Equity Issuance”: if and so long as the Esmark Transaction has not been consummated, the issuance and sale of Capital Stock of Holdings in a private placement transaction; provided, however, that the Net Cash Proceeds to Holdings from such transaction shall not exceed $75,000,000 in aggregate; and provided, further, that such Net Cash Proceeds shall be applied by Holdings to repay all then outstanding Convertible Promissory Notes not later than 30 days following receipt of such Net Cash Proceeds, and the remainder of such Net Cash Proceeds shall be contributed to the Borrower to be used for its general corporate purposes.
“Fifth Amendment”: the Fifth Amendment, dated as of March 15, 2007, to this Agreement among Holdings, the Borrower, the Lenders party thereto, the Administrative Agent and the Federal Guarantor.
“Fifth Amendment Effective Date”: the date on which all of the conditions precedent set forth in Section 18 of the Fifth Amendment shall have been satisfied or waived.
“Financial Advisor”: Lazard Freres & Co. LLC or such other financial advisor as the Administrative Agent and the Federal Guarantor may retain with the consent (not to be unreasonably withheld) of the Borrower.
“Holdings Merger Subsidiary”: Wales Merger Corporation, a Delaware corporation and a Wholly-Owned Subsidiary of New Holdings.
“New Holdings”: Clayton Acquisition Corporation, a Delaware corporation.
     (c) The definitions of “ECF Percentage” “Excess Cash Flow” and “Excess Cash Flow Application Date” are hereby deleted from Section 1.1 of the Term Loan Agreement.
     Section 3. Prepayment of Principal. On the first Business Day following the date of the issuance and sale by Holdings of the Convertible Promissory Notes (which shall not be later than 20 days following the date hereof), Holdings will contribute, or advance on a subordinated basis satisfactory to the Administrative Agent, to the Borrower all Net Cash Proceeds which are received by Holdings from such issuance and sale, and from the proceeds of such contribution by Holdings, the Borrower shall make an optional prepayment of the principal of the Loans in the amount of $37,500,000 (the “Principal Prepayment”), representing the quarterly principal installments due under Section 2.3 of the Term Loan Agreement beginning on June 30, 2007 and continuing until and including September 30, 2008, to be applied ratably in respect of the principal amount outstanding under each Facility, together with accrued and unpaid interest on the Principal Prepayment amount. Each of the parties hereto hereby waives the requirement for an inverse application of the Principal Prepayment, as provided in Section 2.12(a) of the Term Loan Agreement or otherwise, and agrees that the Principal Prepayment shall be applied to the quarterly installments described above. For the avoidance of doubt, the Borrower may use any remaining proceeds of such contribution from Holdings after application of the Principal Prepayment for general corporate purposes of the Borrower.
     Section 4. Credit Support for Interest Payments. Promptly following the date hereof, the Borrower shall apply pursuant to the Revolving Loan Agreement to amend the existing standby letter of credit (the “Existing Letter of Credit”) in the amount of $12,500,000, issued under the Revolving Loan Agreement in favor of the Administrative Agent pursuant to the Fourth Amendment and Waiver, so that the Existing Letter of Credit, as so amended, provides that the Administrative Agent may draw under the Amended Letter of Credit to pay any interest on the Loans which remains unpaid as of 2:00 P.M. New York City time on any Interest

Payment Date (as so amended, the “Amended Letter of Credit”). The Amended Letter of Credit shall be issued to the Administrative Agent in the initial face amount of $11,000,000, and the outstanding face amount of the Amended Letter of Credit shall automatically and permanently reduce on each date on which the Borrower shall have made a timely payment of accrued interest on the Loans on or before 2:00 P.M. New York City time on the applicable Interest Payment Date, each such reduction to be in the amount of the interest so paid. The Borrower shall cause the Amended Letter of Credit to be issued to the Administrative Agent pursuant to the Revolving Loan Agreement not later than seven Business Days following the date hereof. The Amended Letter of Credit shall be in form and substance and reasonably satisfactory to the Administrative Agent. In the event that the Principal Prepayment (plus accrued interest) is not made on or before the twenty-first (21st) day from the date hereof, Borrower shall immediately cause the Existing Letter of Credit to be reinstated. For the avoidance of doubt, nothing contained herein shall in any way effect the Borrower’s obligation to maintain the Interest Reserve Letter of Credit in full force and effect.
     Section 5. Authorization to Amend Letter of Credit. The Administrative Agent is hereby authorized to consent to the amendment of the Existing Letter of Credit as provided in Section 4 above, and after the Fifth Amendment Effective Date the Borrower shall have no further obligation to maintain, renew, replace or reinstate the Existing Letter of Credit pursuant to the Fourth Amendment and Waiver.
     Section 6. Mandatory Prepayments. Section 2.6 of the Term Loan Agreement is hereby amended by:
(a) Amending paragraph (a) thereof in its entirety to read as follows:
        (a) If any Group Member shall incur any Indebtedness (excluding any Indebtedness incurred in accordance with Section 6.2), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such incurrence to the prepayment of the Loans as set forth in Section 2.6(f). If any Group Member shall issue any Capital Stock (other than in connection with the Esmark Transaction or in an Excluded Equity Issuance), an amount equal to 50% of the Net Cash Proceeds thereof shall be applied on the date of such issuance to the prepayment of the Loans as set forth in Section 2.6(f).
(b) Deleting paragraph (d) thereof and substituting in lieu thereof:
        (d) [Intentionally Reserved];
In addition, the clause “except from Excess Cash Flow not required to be applied to prepay the Loans in accordance with Section 2.6(d) and” is hereby deleted from Section 6.9(b)(ii) of the Term Loan Agreement.
     Section 7. Excess Cash Flow Calculation. Section 5.1(e) of the Term Loan Agreement is hereby deleted.

     Section 8. Certificates. Section 5.2 of the Term Loan Agreement is hereby amended by amending paragraph (h) in its entirety to read as follows and adding a new paragraph (k) to read in its entirety as follows:
        (h) to the Administrative Agent, concurrently with the delivery of the same, copies of each Borrower Base Certificate (as defined in the Revolving Loan Agreement) sent to any agent or lender under the Revolving Loan Agreement.
        (k) to the Administrative Agent and the Financial Advisor, until the consummation of the Esmark Transaction, all operating, financial and transaction-related presentations to the Board of Directors and the Independent Committee (including monthly reports to the Board of Directors), reports of Hatch Consulting, rolling three-week daily cash forecasts, and reasonable updates from management regarding the progress towards the consummation of the Esmark Transaction and the performance of the Electric Arc Furnace.
     In addition, each of the Administrative Agent, the Federal Guarantor, the State Guarantor and the Lenders acknowledge that Holdings and Borrower have delivered to it the Projections for the 2007 fiscal year, accompanied by a certificate of a Responsible Officer, in compliance with Section 5.2(c) of the Term Loan Agreement.
     Section 9. Required Deposits. Section 5.15 of the Term Loan Agreement is hereby deleted and the following is substituted in lieu thereof:
        Section 5.15. [Intentionally Reserved]
     Section 10. Financial Condition Covenants. Section 6.1 of the Term Loan Agreement is hereby amended in its entirety to read as follows:
        6.1 Financial Condition Covenant. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of Holdings ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

Consolidated Fixed Charge
Fiscal Quarter	Coverage Ratio
March 31, 2008 through September 30, 2008	1.1 to 1.0
December 31, 2008 through September 30, 2009	1.2 to 1.0
December 31, 2009 through June 30, 2010	1.3 to 1.0
For the avoidance of doubt, in no event shall an Event of Default occur or be deemed to occur based upon a failure to maintain any of the Consolidated Fixed Charge Coverage Ratios set out above prior to the first day following the end of the period of four consecutive fiscal quarters of Holdings to which such Consolidated Fixed Charge Coverage Ratio applies (e.g., prior to April 1, 2008 with respect to the four consecutive fiscal quarters ending March 31, 2008).

     Section 11. Indebtedness. Section 6.2 of the Term Loan Agreement is hereby amended to restate paragraph (k) and add new paragraphs (l) and (m) as follows:
        (k) the Indebtedness represented by the Convertible Promissory Notes;
        (l) intercompany Indebtedness of the Borrower to Holdings related to any advances by Holdings to the Borrower of the proceeds of Holdings’ Convertible Promissory Notes; and
        (m) additional Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount (for the Borrower and all Subsidiaries) not to exceed $25,000,000 at any one time outstanding.
     Section 12. Restricted Payments. Section 6.6 to the Term Loan Agreement is hereby amended (i) deleting the word “and” immediately following clause (c) therein, (ii) deleting the period immediately following clause (d) therein and substituting therefor the text “; and” and (iii) inserting a new clause (e) immediately following clause (d) therein to read as follows:
        (e) the Borrower may make Restricted Payments to Holdings to make interest payments permitted by Section 6.9(e).
     Section 13. Capital Expenditures. Schedule 6.7 to the Term Loan Agreement is hereby amended by substituting “$70,000,000” for “$52,000,000” and for “$41,000,000” as the Permitted Capital Expenditure Amounts for the fiscal years 2007 and 2008, respectively.
     Section 14. Coke Plant Joint Venture.
     (a) Section 6.8(j) of the Term Loan Agreement is hereby amended by substituting “$30,000,000” for “$20,000,000” in the second line thereof and by substituting “$10,000,000” for “$75,000,000” in the twelfth line thereof.
     (b) Section 6.19 of the Term Loan Agreement is hereby amended by substituting “$60,000,000” for “$35,000,000” in the fourth line thereof.
     Section 15. Additional Investments. Section 6.8(k) of the Term Loan Agreement is hereby amended in its entirety to read as follows:
        (k) in addition to Investments otherwise expressly permitted by this Section and subject to Section 6.8(j) above, Investments by the Borrower or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed (i) $10,000,000 in any fiscal year or (ii) $60,000,000 in the aggregate during the term of this Agreement; provided, that immediately after giving effect to any such Investment (including any Indebtedness incurred or assumed in connection therewith), (A) the Borrower shall be in pro forma compliance with the covenants set forth in Section 6.1 as of the end of the most recently completed period of four fiscal quarters for which financial statements have been delivered pursuant to Section 5.1 as if such Investment had been made (and such Indebtedness incurred)

at the beginning of such period and (B) in the case of an Investment in an amount equal to or greater than $10,000,000, either (I) the business operations to be acquired shall have had positive EBITDA (calculated in the same manner set froth in the definition of “Consolidated EBITDA”) for the period of 12 months immediately prior to the consummation of such Investment or (II) after giving effect to the Investment (and any Indebtedness incurred therewith) and any cost savings to be achieved or other adjustments to Consolidated EBITDA to be made in connection therewith (in each case which are approved by an independent third party reasonably satisfactory to the Administrative Agent), the pro forma Consolidated EBITDA of Holdings as of the end of the most recently completed period of four fiscal quarters for which financial statements have been delivered pursuant to Section 5.1 shall be greater than or equal to the actual Consolidated EBITDA of Holdings as reported to the Administrative Agent and Lenders in accordance with Section 5.2(b).
     Section 16. Change in Control of Board of Directors. Clause (ii) of Section 7.1(l) of the Term Loan Agreement is hereby amended in its entirety to read as follows:
        (ii) the board of directors of Holdings shall cease to consist of a majority of Continuing Directors;
     Section 17. Esmark Merger.
     (a) The following is hereby inserted as paragraph (c) to Section 6.4 of the Term Loan Agreement, and existing paragraph (c) of Section 6.4 is relettered as paragraph (d):
        (c) The Esmark Transaction may be consummated, it being understood that the Esmark Transaction also shall not be deemed to violate any of the other covenants of Section 5 and Section 6 or constitute an Event of Default under Section7.1(l)(ii) of this Agreement;
     (b) If the Esmark Transaction is consummated, Holdings shall cause New Holdings to execute and deliver to the Administrative Agent not later than 10 days following the consummation of the Esmark Transaction (i) an unconditional and irrevocable guarantee of the Obligations in substantially the form of Exhibit A-1 and (ii) a security agreement, in form and substance reasonably satisfactory to the Administrative Agent, providing a first priority perfected pledge of New Holding’s ownership interest in each of Holdings and Esmark as collateral security for its obligations under the guarantee referred to in clause (i) above.
     Section 18. Maturity of Convertible Promissory Notes. Section 6.9 of the Term Loan Agreement is amended by:
     (a) deleting the word “or” at the end of clause (c) of such Section; and
     (b) adding a new clause (e) immediately after clause (d) of such Section as follows:

; or (e) directly or indirectly purchase, redeem, defease, prepay, or repay at maturity any principal of, or pay any interest on, the Convertible Promissory Notes, in each case, with cash (other than with the Net Cash Proceeds of an Excluded Equity Issuance), without the prior written approval of the Required Lenders; provided, that if no Default or Event of Default shall then exist and be continuing, Holdings may make cash payments on account of accrued and unpaid interest on the Convertible Promissory Notes.
     Section 19. Events of Default. Section 7.1 of the Term Loan Agreement is amended by adding new paragraphs (q) and (r) to read in their entirety as follows:
        (q) The Amended Letter of Credit referred to in Section 4 of the Fifth Amendment shall not have been issued to the Administrative Agent in accordance with the provisions of Section 4 of the Fifth Amendment on or prior to April 5, 2007; or
        (r) The Principal Prepayment referred to in Section 3 of the Fifth Amendment (together with accrued interest thereon) shall not have been paid in accordance with the provisions of Section 3 of the Fifth Amendment on or prior to April 5, 2007;
     Section 20. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when the last of the following conditions shall have been satisfied:
     (a) The Administrative Agent shall have received counterparts hereof duly executed by Holdings, the Borrower, the Administrative Agent, the Required Lenders and the Federal Guarantor;
     (b) The Administrative Agent shall have received such other agreements, documents or instruments as the Administrative Agent may reasonably request;
     (c) To the extent invoiced, all out-of-pocket expenses of the Administrative Agent incurred in connection with this Amendment, including reasonable fees, charges and disbursements of respective counsel for the Administrative Agent and the Federal Guarantor, shall have been paid or reimbursed (it being understood that, to the extent not invoiced by the time all of the other conditions have been satisfied, such fees and expenses shall nonetheless be payable when invoiced pursuant to the provisions of Section 9.5 of the Term Loan Agreement);
     (d) Holdings and Borrower shall have executed and delivered an amendment to the engagement letter dated December 27, 2006 of Lazard Freres & Co. LLC in form and substance reasonably satisfactory to Lazard Freres & Co. LLC, the Administrative Agent and the Federal Guarantor;
     (e) The Esmark Transaction Agreement shall have been executed and delivered by, and become a legal, valid and binding obligation of, the parties thereto; and

     (f) A legal opinion from counsel to the Borrower in form and substance reasonably satisfactory to the Administrative Agent to the effect that the Fifth Amendment and the Term Loan Agreement as amended thereby (i) constitute the legal, valid and binding obligations of the Group Members party thereto and (ii) do not contravene or conflict with any other material agreements, instruments or contractual obligations to which any Group Member is a party or by which it is bound.
     Section 21. No Default. Each of Holdings and the Borrower represents and warrants that, after giving effect to this amendment, no Default or Event of Default has occurred and is continuing.
     Section 22. No Change. Except as expressly provided herein, no term or provision of the Term Loan Agreement shall be amended, modified, supplemented or waived, and each term and provision of the Term Loan Agreement shall remain in full force and effect.
     Section 23. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     Section 24. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WHEELING-PITTSBURGH CORPORATION
By:	/s/ Michael P. DiClemente

Name: Michael P. DiClemente Title: Vice President and Treasurer
WHEELING-PITTSBURGH STEEL CORPORATION
By:	/s/ Michael P. DiClemente

Name: Michael P. DiClemente Title: Vice President and Treasurer
ROYAL BANK OF CANADA, as Administrative Agent
By:	/s/ Gail Watkin

Name: Gail Watkin
Title: Manager, Agency
EMERGENCY STEEL LOAN GUARANTEE BOARD, as Federal Guarantor
By:	/s/ Marquerite S. Owen

Name: Marquerite S. Owen
Title: General Counsel

SIGNATURE PAGE TO THE FIFTH AMENDMENT AND WAIVER, DATED AS OF MARCH 15, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED:
By:	/s/ Richard M. Chinloy

Name: Richard M. Chinloy
Title: Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT AND WAIVER, DATED AS OF MARCH 15, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

LLOYDS JSB BANK PLC:
By:	/s/ Michelle White

Name: Michelle White Title: Assistant Vice President
Structured Finance W 154
By:	/s/ Daniela Chun

Name: Daniela Chun Title: Assistant Vice President
Structured Finance USA
C-031

SIGNATURE PAGE TO THE FIFTH AMENDMENT AND WAIVER, DATED AS OF MARCH 15, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

JPMORGAN CHASE BANK, NA, as a Lender:
By:	/s/ Michael F. McCullough

Name: Michael F. McCullough Title: Senior Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AND WAIVER, DATED AS OF MARCH 15, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

ALLSTATE LIFE INSURANCE COMPANY
By:	/s/ Signature Illegible

Name:
Title:

By:	/s/ Signature Illegible

Name:
Title:

SIGNATURE PAGE TO THE FIFTH AMENDMENT AND WAIVER, DATED AS OF MARCH 15, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

BANK HAPOALIM B.M.:
By:	/s/ James P. Surless

Name: James P. Surless Title: Vice President
By:	/s/ Charles McLaughlin

Name: Charles McLaughlin Title: Senior Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AND WAIVER, DATED AS OF MARCH 15, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

US BANK NATIONAL ASSOCIATION:
By:	/s/ Jeffrey A. Kessler

Name: Jeffrey A. Kessler Title: Vice President
By:	/s/ Daniela Chun

Name: Daniela Chun Title: Assistant Vice President
Structured Finance USA
C-031

SIGNATURE PAGE TO THE FIFTH AMENDMENT AND WAIVER, DATED AS OF MARCH 15, 2007 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

BAYERISCHE LANDESBANK, New York Branck
By:	/s/ Nikolai von Mengden

Name: Nikolai von Mengden Title: Senior Vice President
By:	/s/ George J. Schnepf

Name: George J. Schnepf Title: Vice President